SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 10, 2003

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Trust Agreement dated as of October 10, 2003 providing for, inter alia, the issuance of Mortgage Trust Certificates, Series 2003-QR13)

                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                  333-107959                 51-0368240
   (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2



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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

On October 10, 2003, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Trust Certificates, Series 2003-QR13, pursuant to a Trust Agreement dated as of October 10, 2003, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


Exhibit
Number

10.1 Trust Agreement dated as of October 10, 2003 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL ACCREDIT LOANS, INC.


                                          By:     /s/ Joseph Orning
                                          Name:   Joseph Orning
                                          Title:  Vice President


Dated:  October 28, 2003


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                                       -1-

EXHIBIT 10.1

Trust Agreement dated as of October 10, 2003 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.